UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2018

Domino’s Pizza, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

001-32242	38-2511577
(Commission File Number)	(IRS Employer Identification No.)

30 Frank Lloyd Wright Drive Ann Arbor, Michigan	48105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Shareholders of Domino’s Pizza, Inc. (the “Company”) was held on April 24, 2018. A total of 37,856,503 shares were present or represented by proxy at the meeting, representing 87.89% of all shares entitled to vote at the Annual Meeting. The matters presented for a vote and the related results are as follows:

1.	ELECTION OF DIRECTORS

Proposal one was the election of seven nominees to serve as Directors of the Company, each for a term of one year. The result of the vote was as follows:

	FOR		WITHHELD
Nominee	# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Broker Non-Votes
David A. Brandon	33,970,955	97.99%	697,770	2.01%	3,187,778
C. Andrew Ballard	30,147,734	86.96%	4,520,991	13.04%	3,187,778
Andrew B. Balson	33,766,454	97.40%	902,271	2.60%	3,187,778
Diana F. Cantor	30,008,337	86.56%	4,660,388	13.44%	3,187,778
J. Patrick Doyle	34,417,982	99.28%	250,743	0.72%	3,187,778
Richard L. Federico	34,484,173	99.47%	184,552	0.53%	3,187,778
James A. Goldman	29,730,899	85.76%	4,937,826	14.24%	3,187,778

Pursuant to the foregoing votes, the seven nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional Director nominations brought before the Meeting.

2.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Proposal two was the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accountant for the current fiscal year. The result of the vote was as follows:

FOR		AGAINST
# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Abstain	Broker Non-Votes
37,183,437	98.31%	637,349	1.68%	35,717	-

Pursuant to the foregoing votes, the ratification of PricewaterhouseCoopers LLP as the independent registered public accountant for the current fiscal year was approved.

3.	ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Proposal three was the advisory vote on the approval of the executive compensation of the named executive officers of Domino’s Pizza, Inc. The result of the vote was as follows:

FOR		AGAINST
# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Abstain	Broker Non-Votes
30,006,028	86.61%	4,635,639	13.38%	27,058	3,187,778

Pursuant to the foregoing votes, the executive compensation of the named executive officers of Domino’s Pizza, Inc. was approved in this non-binding advisory vote.

4.	SHAREHOLDER PROPOSAL REGARDING DEFORESTATION AND RELATED HUMAN RIGHTS

Proposal four was a vote to consider a shareholder proposal submitted by the New York State Common Retirement Fund requesting that the Company adopt a policy and implementation plan to eliminate deforestation and related human rights issues from its supply chain. The result of the vote was as follows:

FOR		AGAINST
# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Abstain	Broker Non-Votes
10,085,685	30.60%	22,875,889	69.40%	1,707,151	3,187,778

Pursuant to the foregoing votes, the shareholder proposal was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

Date: April 27, 2018	/s/ Kevin S. Morris
Kevin S. Morris
Executive Vice President, General Counsel